Exhibit 10.85

                          AMENDMENT NO. 1
                                TO
                             GUARANTY

       Amendment No. 1 dated as of December 20, 1995 to the Guaranty dated as of May 25, 1995 (the "Guaranty"), made by READING & BATES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., (the "Lender").

       WHEREAS, READING & BATES OFFSHORE, LIMITED, an Oklahoma corporation (the "Borrower"), a wholly-owned subsidiary of the Guarantor, entered into that certain Loan Agreement dated as of May 25, 1995, (the "Loan Agreement") providing for a loan of USD 25,000,000 by the Lender to the Borrower (the "Loan"); and

       WHEREAS, the Borrower's obligation to repay the Loan and interest thereon is evidenced by the Promissory Note of the Borrower dated May 25, 1995, in favor of the Lender (the
  "Note"); and

       WHEREAS, the Lender has agreed to make available to the Borrower an additional USD 5,000,000 subject to such additional amount being governed by the terms and conditions of the Loan Agreement, evidenced by the Note and guaranteed by the Guarantor;

       WHEREAS, the Borrower, the Lender and the Guarantor have agreed to the terms of Amendment No. 1 to the Loan Agreement dated as of December ___, 1995, ("Amendment No. 1") and the Borrower and the Lender have agreed to the terms of Endorsement No. 1 to the Note dated December __, 1995 ("Endorsement No. 1") to, among other things, reflect the changes described above; and

       WHEREAS, it is to the corporate benefit of the Guarantor that the Borrower enter into Amendment No. 1 and Endorsement
  No. 1; and

       WHEREAS, in order to induce the Lender to enter into Amendment No. 1 and Endorsement No. 1, the Guarantor is prepared to guaranty the performance by the Borrower of its obligations under the Loan Agreement, as amended by Amendment No. 1, and under the Note, as amended by Endorsement No. 1; and

       WHEREAS, the Lender is prepared to enter into Amendment No. 1 and Endorsement No. 1 in consideration, among other things, of the continuing guaranty by the Guarantor of the obligations of the Borrower under the Loan Agreement, as amended by Amendment No. 1, and under the Note, as amended by Endorsement No. 1.

       NOW THEREFORE,  IN  CONSIDERATION OF  THE  PREMISES,  the
  Guarantor and the Lender hereby agree as follows:

       1. All references in the Guaranty to the Loan Agreement shall mean the Loan Agreement as amended by Amendment No. 1.

       2. All references in the Guaranty to the Note shall mean the Note as amended by Endorsement No. 1.

       3.   The   Guarantor   hereby  acknowledges   receipt  of
  Amendment No. 1 and Endorsement No. 1 in execution form and hereby consents and agrees to both of them and to all the terms and provisions thereof.

       4. Except as otherwise provided herein or as waived in writing by the Lender, the Representations and Warranties contained in Section 7 of the Guaranty made by the Guarantor in favor of the Lender are correct on and as of the date of this Amendment No. 1 to the Guaranty as though made on and as of such date and the Guarantor is in compliance with all of the Covenants contained in Section 3.03 of the Loan Agreement.

       5. All capitalized terms used in this Amendment No. 1 to Guaranty which are not defined herein shall have the meanings given to them in the Loan Agreement, as amended.

       6. This Amendment No. 1 to Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, other than the conflict of laws rules thereof.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment No. 1 to Guaranty, as of the date first above written.


                      READING & BATES CORPORATION

                      By:______________________________
                      Name:____________________________
                      Title:___________________________


                      THE CIT GROUP/EQUIPMENT FINANCING, INC.


                      By:______________________________
                      Name:____________________________
                      Title:___________________________